UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2026

ALPHA MODUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40775	86-3386030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20311 Chartwell Center Dr., #1469

Cornelius, NC 28031

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (704) 252-5050

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AMOD	The Nasdaq Stock Market, LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	AMODW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 21, 2026, Alpha Modus Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor pursuant to which the Company agreed to sell and issue in a registered direct offering (the “Offering”) an aggregate of 6,304,348 shares (the “Shares”) of its Class A common stock, par value $0.0001 per share (the “Common Stock”). The offering price per Share is $1.15, for aggregate gross proceeds to the Company from the Offering of approximately $7.25 million, before deducting the Placement Agent’s (as defined below) fees and offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering for the payment of debt, as well as working capital and general corporate purposes. The closing of the Offering is expected to occur on or about October 22, 2026, subject to the satisfaction of customary closing conditions.

Pursuant to the Purchase Agreement, the Company has agreed that, subject to certain exceptions (i) until thirty (30) days after the closing of the Offering, neither it nor any of its subsidiaries shall (a) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) or (b) file any registration statement or any amendment or supplement thereto, and (ii) until one (1) year after the Closing Date, it shall not enter into a Variable Rate Transaction (as defined in the Purchase Agreement).

The Purchase Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions.

The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission (the “SEC”).

In connection with the Offering, the Company previously entered into an Engagement Agreement, dated as of December 1, 2025, with H.C. Wainwright & Co., LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to serve as the exclusive placement agent for the issuance and sale of securities of the Company during the term of the agreement, including pursuant to the Purchase Agreement. As compensation for such services in connection with the Purchase Agreement, the Company agreed to pay the Placement Agent a cash fee equal to 7.0% of the aggregate gross proceeds from the Offering and issue to the Placement Agent, or its designees, warrants to purchase up to 441,304 shares of Common Stock (the “Placement Agent Warrants”) (equal to 7.0% of the number of Shares issued in the Offering) at the closing of the Offering. The Placement Agent Warrants have a term of five years from the commencement of sales of the Offering and have an exercise price of $1.4375 per share. The Company also agreed to reimburse the Placement Agent for legal and other expenses incurred by it in connection with the offering in an aggregate amount of up to $75,000 and $15,950 for the Placement Agent’s clearing expenses.

The Shares, the Placement Agent Warrants and the shares of Common Stock issuable upon exercise of the Placement Agent Warrants (the “Placement Agent Warrant Shares”) were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-292606), which was originally filed with the SEC on January 7, 2026, and was declared effective on January 16, 2026, a base prospectus forming a part of the effective registration statement dated January 16, 2026, and a prospectus supplement dated October 21, 2026.

The foregoing summaries of the Purchase Agreement and the Placement Agent Warrants do not purport to be complete and are subject to, and qualified in their entirety by, copies of the forms of such documents attached as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

A copy of the opinion of Brunson Chandler & Jones, PLLC, counsel to the Company, relating to the validity of the Shares, the Placement Agent Warrants, and the Placement Agent Warrant Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, without limitation, statements regarding the completion of the Offering, the satisfaction of customary closing conditions related to the Offering and the amount and the intended use of the net proceeds from the Offering. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “potential,” or “continue,” or the negative of these terms or other comparable terminology. The absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain.

Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties, including, without limitation: the risk that the closing of the Offering is delayed or not completed at all; the risk that the net proceeds from the Offering may be deployed differently than currently anticipated; adverse market or capital-markets conditions; dilution to existing stockholders from the share issuance and the issuance of common stock equivalents; risks associated with the planned launch and deployment of the Company’s quantum-ready graphics processing unit edge network, including timing, cost, partner performance, customer adoption and integration of graphics processing unit infrastructure into existing operations; competitive risk in the artificial intelligence infrastructure and high-performance computing markets; changes in economic, market or regulatory conditions, including evolving regulatory frameworks applicable to securities offerings, artificial intelligence infrastructure and digital assets; risks associated with technological development and integration; and other risks and uncertainties as more fully described in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025, and other filings the Company makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov.

Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein. The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law. The Company’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments it may make.

Item 8.01. Other Events.

On October 21, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Placement Agent Warrant
5.1	Opinion of Brunson Chandler & Jones, PLLC
10.1	Form of Securities Purchase Agreement, dated October 21, 2026, by and between the Company and the purchaser thereto
23.1	Consent of Brunson Chandler & Jones, PLLC (included in Exhibit 5.1)
99.1	Press Release, dated October 21, 2026
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA MODUS HOLDINGS, INC.

Date: October 22, 2026	By:	/s/ William Alessi
	Name:	William Alessi
	Title:	President and Chief Executive Officer